UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 24, 2019
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the Closing (defined below), Evolent Health, Inc. (the “Company”) entered into a Registration Rights Agreement with Momentum Health Group, LLC (“MHG”), dated as of May 24, 2019 (the “Registration Rights Agreement”), which granted certain registration rights to MHG as a holder of shares of the Company’s Class A common stock.

The Registration Rights Agreement is filed herewith as Exhibit 4.1.

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed on a Form 8-K filed on March 28, 2019 by the Company, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement), by and between the Company, Momentum Health Acquisition, Inc. (“MHA”) and Momentum Health Holdings, LLC, dated March 22, 2019, pursuant to which it was contemplated that the Company would acquire an approximately 45% ownership interest in MHA, the sole owner of GlobalHealth Holdings, LLC, which is the sole owner of GlobalHealth, Inc., a health maintenance organization based in the State of Oklahoma that offers, amongst other things, Medicare Advantage products in the State of Oklahoma. Prior to the closing of the transactions contemplated by the Purchase Agreement, which occurred on May 24, 2019 (the “Closing”), the parties to the Purchase Agreement amended the Purchase Agreement (as amended, the “Amended Purchase Agreement”) to, amongst other things, add MHG, a newly formed limited liability company, as a party to the Purchase Agreement. Pursuant to the terms of the Amended Purchase Agreement, the Company and a subsidiary of the Company, EH Holding Company, Inc., acquired, in the aggregate, an approximately 45% ownership interest in MHG, the sole owner of MHA.

The consideration for the investment in MHG and its subsidiaries remained unchanged from the amounts previously disclosed on the Form 8-K filed on March 28, 2019, and, at Closing, the Company issued MHG 1,577,841 shares of the Company’s Class A common stock (the “Equity Consideration”).

The issuance and contribution of the Equity Consideration was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by Section 4(a)(2) thereof as a transaction not involving any public offering. The shares of Class A common stock issued as Equity Consideration are restricted securities for purposes of Rule 144 under the Securities Act. The Company did not engage in a general solicitation or advertising with regard to the issuance and contribution of the Class A common stock issued in connection with the Closing.

Item 8.01. Other Events.

On May 28, 2019, the Company filed a prospectus supplement to its Registration Statement on Form S-3 filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 7, 2017 (No. 333-219755) (the “Registration Statement”), under the Securities Act with respect to the resale by MHG, of up to 1,577,841 shares of the Company’s Class A common stock, par value $0.01 per share, that were issued by the Company to such selling stockholder as share consideration in connection with the Company’s acquisition of an interest in MHG. In connection with filing of such prospectus supplement, the Company is filing a legal opinion as Exhibit No. 5.1 to this current report on Form 8-K, which is incorporated by reference into the Registration Statement.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
4.1	Registration Rights Agreement, dated May 24, 2019, by and between Evolent Health, Inc. and
Momentum Health Group, LLC.
5.1	Opinion of King & Spalding LLP
23.1	Consent of King & Spalding LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan D. Weinberg
Name:	Jonathan D. Weinberg
Title:	General Counsel and Secretary
(Duly Authorized Officer)

Date: May 28, 2019